SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2007

IPSCO INC.
(Exact Name of Registrant as Specified in Charter)

Canada	001-14568	98-0077354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Warrenville Road, Suite 500, Lisle, Illinois		60532
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 810-4800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 3, 2007, IPSCO Inc., a Canadian corporation (“IPSCO”), SSAB Svenskt Stål AB, a corporation existing under the laws of Sweden (“SSAB”) and SSAB Canada Inc., a wholly owned subsidiary of SSAB and a corporation existing under the laws of Canada (“Acquisition Sub”), entered into an Arrangement Agreement (the “Arrangement Agreement”).  The Arrangement Agreement provides that, upon the terms and subject to the conditions set forth in the Arrangement Agreement, Acquisition Sub will acquire all of the outstanding common shares of IPSCO for cash at a price per share of $160.00 (the “Purchase Price”), to be implemented by way of a court-approved plan of arrangement (the “Arrangement”).

At the effective time of the Arrangement, IPSCO will become a wholly owned subsidiary of SSAB and each common share of IPSCO (other than shares held by (i) any shareholders who properly exercise dissent rights under Canadian law or (ii) SSAB, Acquisition Sub or any of their affiliates) will be transferred to Acquisition Sub in consideration for the Purchase Price.

Consummation of the Arrangement is subject to customary conditions, including IPSCO shareholder approval, court approval, expiration or termination of the applicable Hart-Scott-Rodino waiting period and similar antitrust laws in Canada, and receipt of certain other regulatory approvals, including under the Investment Canada Act.

The Arrangement Agreement contains certain termination rights for both IPSCO and SSAB, and further provides that, upon termination of the Arrangement Agreement under specified circumstances, IPSCO may be required to pay SSAB a termination fee of 3.0% of the aggregate Purchase Price.  The Arrangement Agreement additionally provides that upon termination of the Arrangement Agreement under specified circumstances, IPSCO may be required to reimburse SSAB for expenses incurred by SSAB in connection with the transactions contemplated by the Arrangement Agreement in an amount not to exceed $10 million.

The Arrangement Agreement has been included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about IPSCO or SSAB.  The representations, warranties and covenants contained in the Arrangement Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Arrangement Agreement.  The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of IPSCO, SSAB, Acquisition Sub or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Arrangement Agreement, but neither IPSCO nor SSAB undertakes any obligation to reflect any such subsequent information in IPSCO's or SSAB's respective public disclosures, except as required under U.S. federal, Canadian or other applicable securities laws.

The foregoing description of the Arrangement Agreement does not purport to be complete and is qualified in its entirety by reference to the Arrangement Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

Item 8.01. Other Events.

On May 3, 2007, IPSCO and SSAB issued a joint press release announcing the execution of the Arrangement Agreement.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

*      *      *

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, IPSCO will file with the United States Securities and Exchange Commission (“SEC”) a preliminary proxy statement on Schedule 14A regarding the proposed plan of arrangement. The information contained in this preliminary filing will not be complete and may be changed. Before making any voting or investment decisions, investors and security holders are urged to read the definitive proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information. The definitive proxy statement will be sent to the shareholders of IPSCO seeking their approval of the proposed transaction. In addition you may obtain this document free of charge at the website maintained by the SEC at www.sec.gov. Also, you may obtain documents filed with the SEC by IPSCO free of charge by requesting them in writing from 650 Warrenville Road, Suite 500, Lisle, Illinois 6053, or by telephone at (630) 810-4800.

PARTICIPANTS IN THE SOLICITATION

IPSCO and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding IPSCO’s directors and executive officers is available in IPSCO’s proxy statement for its 2007 annual meeting of shareholders, which was filed with the SEC on March 21, 2007. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of IPSCO shareholders in connection with the proposed transaction will be set forth in the preliminary proxy statement when it is filed with the SEC.

FORWARD-LOOKING STATEMENTS

This document and the exhibits hereto contain forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and under Canadian securities law.  The words “believe”, “expect”, “will”, “can” and other expressions that are predictions of or indicate future events, trends or prospects and which do not relate to historical matters identify forward-looking statements.  Although IPSCO and SSAB believe the anticipated future results, performance or achievements expressed or implied by the forward-looking statements and information are based upon reasonable assumptions and expectations, the reader should not place undue reliance on forward-looking statements and information because they involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the IPSCO or SSAB to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements and information.  Factors that could cause actual results to differ materially from those contemplated or implied by forward-looking statements include: weather conditions affecting the oil patch; drilling rig availability; demand for oil and gas; supply, demand and price for scrap metal and other raw materials; supply, demand and price for electricity and natural gas; demand and prices for products produced; general economic conditions; a significant change in the timing of, or the imposition of any governmental conditions; the extent and timing of our ability to obtain revenue enhancements and cost savings following the transaction; changes in financial markets, the actions of courts, government agencies, and other third parties, SSAB’s ability to implement successfully its plans and other factors.  These and other factors with respect to IPSCO are outlined in IPSCO’s regulatory filings with the Securities and Exchange Commission and Canadian securities regulators, including those in the IPSCO’s 2006 Form 10-K, and its MD&A, particularly as discussed under the heading “Risk Factors”. These forward-looking statements speak only as of the date of this press release.  Neither IPSCO nor SSAB undertakes any obligation to publicly update or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, except as may be required by applicable securities laws.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Arrangement Agreement, dated as of May 3, 2007, among SSAB, Acquisition Sub and IPSCO (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1	Press Release issued jointly by SSAB and IPSCO, dated May 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPSCO INC.

Date: May 3, 2007	By:	/s/ Leslie T. Lederer
		Name:	Leslie T. Lederer
		Title:	Vice President, General Counsel & Corporate Secretary